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                                                                   EXHIBIT 24.01


                                POWER OF ATTORNEY


         WHEREAS, Xcel Energy Inc., a Minnesota corporation (the "Company"), is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement for its Direct Purchase Plan in connection with the registration of shares for issuance under such Plan; and

         WHEREAS, each of the undersigned holds the office or offices in the Company herein below set opposite his/her name, respectively.

         NOW, THEREFORE, each of the undersigned hereby constitutes and appoints GARY R. JOHNSON, EDWARD J. MCINTYRE and CATHY J. HART, and each of them individually, his/her attorney, with full power to act for him/her and in his/her name, place and stead, to sign his/her name in the capacity or capacities set forth below to a registration statement on Form S-3 relating to the registration of an additional 4,000,000 shares of the Company's Common Stock and associated rights to purchase Common Stock for issuance under the Direct Purchase Plan, and to any and all amendments (including post-effective amendments) to such registration statements, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.




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         IN WITNESS WHEREOF, the undersigned have hereunto set their hands this
24th day of October, 2001.


/s/ Wayne H. Brunetti                                         /s/ C. Coney Burgess
-------------------------------------------------             --------------------------------------------
Wayne H. Brunetti                                             C. Coney Burgess
Chairman of the Board, President, Chief                       Director
Executive Officer and Director


/s/ David A. Christensen                                      /s/ Giannantonio Ferrari
-------------------------------------------------             --------------------------------------------
David A. Christensen                                          Giannantonio Ferrari
Director                                                      Director


/s/ Roger R. Hemminghaus                                      /s/ A. Barry Hirschfeld
-------------------------------------------------             -----------------------------------------------------
Roger R. Hemminghaus                                          A. Barry Hirschfeld
Director                                                      Director


/s/ Douglas W. Leatherdale                                    /s/ Albert F. Moreno
-------------------------------------------------             -----------------------------------------------------
Douglas W. Leatherdale                                        Albert F. Moreno
Director                                                      Director


/s/ Margaret R. Preska                                        /s/ A. Patricia Sampson
-------------------------------------------------             -----------------------------------------------------
Margaret R. Preska                                            A. Patricia Sampson
Director                                                      Director


/s/ Allan L. Schuman                                          /s/ Rodney E. Slifer
-------------------------------------------------             -----------------------------------------------------
Allan L. Schuman                                              Rodney E. Slifer
Director                                                      Director


/s/ W. Thomas Stephens                                        /s/ Edward J. McIntyre
-------------------------------------------------             -----------------------------------------------------
W. Thomas Stephens                                            Edward J. McIntyre
Director                                                      Vice President and Chief Financial Officer


/s/ David E. Ripka
-------------------------------------------------
David E. Ripka
Vice President and Controller




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STATE OF MINNESOTA         )
                           )   ss.
COUNTY OF HENNEPIN         )


         On this 24th of October, 2001, before me, Catherine J. Cleveland, a Notary Public in and for said County and State, personally appeared each of the above-named directors and officers of Xcel Energy Inc., a Minnesota corporation, and known to me to be the persons whose names are subscribed to in the foregoing instrument, and each person acknowledged to me that he or she executed the same as his or her own free act and deed.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal on the date set forth above.


                                       /s/ Catherine J. Cleveland
                                       -----------------------------------------
                                           Catherine J. Cleveland